                        MORTGAGE, ASSIGNMENT, SECURITY
                       AGREEMENT AND FINANCING STATEMENT
                                      FROM
                 MICHIGAN PRODUCTION COMPANY, L.L.C., MORTGAGOR
                                       TO
                   WEST SHORE PROCESSING COMPANY, LLC, LENDER

                          DATED AS OF OCTOBER 1, 1996

A CARBON, PHOTOGRAHIC, FACSIMLE, OR OTIIER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTIJRE FILING WITH RESPECT TO ALL FIXTURES INCLUDED IN TIIE PROPERTY, AND IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS
OF THE COUNTIES REFERENCED IN EXHIBIT A.   MORTGAGOR HAS AN INTEREST OF RECORD
IN THE REAL ESTATE CONCERNED, WHICH 1NTEREST IS DESCRIBED IN SECTION 1.1.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE, A POWER OF SALE MAY ALLOW
----------------------------------------------------------------------------
LENDER (AS HERINAFTER DEFINED) TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM
-----------------------------------------------------------------------------
WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT  BY MORTGAGOR (AS
-----------------------------------------------------------------------------
HERINAFTER DEFINED) UNDER THIS MORTGAGE.
----------------------------------------

WARNING:  THIS MORTGAGE CONTAINS A POWER OF SALE AND UPON DEFAULT MAY BE
------------------------------------------------------------------------
FORECLOSED BY ADVERTISEMENT.  IN FORECLOSURE BY ADVERTISEMENT AND THE SALE OF
-----------------------------------------------------------------------------
THE PROPERTY IN CONNECTION THEREWITH, NO HEARING IS REQUIRED AND THE ONLY NOTICE
--------------------------------------------------------------------------------
REQUIRED IS THE PUBLICATION OF NOTICE IN A LOCAL NEWSPAPER AND THE POSTING OF A
-------------------------------------------------------------------------------
COPY OF THE NOTICE ON THE PROPERTY.
-----------------------------------

WHEN RECORDED OR FILED RETURN TO:

               Barry W. Spector
               Suite 1660/Prudential Plaza
               1050 Seventeenth Street
               Denver, Colorado 80265

    THIS MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Mortgage"), dated as of October 1, 1996, is from MICHIGAN PRODUCTION COMPANY, L.L.C. ("Mortgagor"), to WEST SHORE PROCESSING COMPANY, LLC ("Lender").

                                  WITNESSETH:

                                   ARTICLE I.

                          Granting Clauses; Obligation
                          ----------------------------

    Section 1.1.   Grant and Mortgage.  Mortgagor for and in
                   -------------------

consideration of the sum of Ten Dollars ($ 10.00) to Mortgagor in hand paid, and in order to secure the payment of the Obligation hereinafter referred to and the performance of the obligations, covenants, agreements, warranties and undertakings of Mortgagor hereinafter described, does hereby MORTGAGE AND WARRANT to Lender and grant to Lender a POWER OF SALE (pursuant to this Mortgage and applicable law) with respect to, all of the following described rights, interests and properties (the "Mortgaged Properties"):

                    A. The easements (the "Easements") described in Exhibit A;

    B. The nominal 10-inch diameter, natural gas producer pipeline extending along the right of way of Consumers Power from the delivery point at the gathering lateral of Mortgagor's Slocum 1-21 Well, which delivery point is expected to be in the Northwest quarter of Section 30, Township 15 North, Range 16 West, Elbridge Township, in Oceana County, Michigan, to the terminus of Basin Pipeline, L.L.C.'s existing pipeline located in Section 32, Township 19 North, Range 17 West, Victory Township, in Mason County, Michigan, including, without limitation, all pipes, pipelines, pumping equipment, assemblies, heaters, valves, controls, monitoring equipment, communications equipment, towers, sensors, cathodic protection systems, test stations, corrosion detection and monitoring devices, inspection pigs, drums, flare facilities, sampling equipment, and all associated facilities and equipment, including spare parts, related thereto, appurtenant thereto or used in connection therewith, as well as any and all additions, replacements, extension, modifications or enlargements of any of the foregoing (the "Pipeline"); and

    C. All of Mortgagor's interest (whether now owned or hereafter acquired by operation of law or otherwise) in all permits, licenses, orders, franchises, certificates and other rights and privileges which are now used, or held for use, in connection with, or otherwise relate to, the ownership or operation of the Pipeline.

    TO HAVE AND TO HOLD the Mortgaged Properties unto Lender, and Lender's successors and assigns, upon the terms, provisions and conditions herein set forth.

    Section 1.2.   Grant of Security Interest.   In order to further secure the
                   ----------------------------
payment of the Obligation hereinafter referred to and the performance of the obligations, covenants, agreements, warranties, and undertakings of Mortgagor hereinafter described, Mortgagor hereby grants to Lender a security interest in the entire interest of Mortgagor (whether now owned or hereafter acquired by operation of law or otherwise) in and to:

    (a) all equipment, inventory, improvements, fixtures, accessions, goods and other personal property (of whatever nature) of Mortgagor now or hereafter located in or on the Mortgaged Properties (or in connection with the operation thereof), and all accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing;

    (b) all permits, licenses, orders, franchises, certificates, similar authorizations, and other rights and privileges now held or hereafter obtained in connection with the Mortgaged Properties or the Collateral (as hereinafter defined) (or in connection with the operation thereof), and all renewals or replacements of the foregoing or substitutions for the foregoing;

    (c) all contract rights, choses in action (i.e., rights to enforce contracts or to bring claims thereunder) and other general intangibles (regardless of whether the same arose, and/or the events which gave rise to the same occurred, on or before or after the date hereof) of Mortgagor which relate to the Mortgaged Properties (or the operation thereof);

    (d) all accounting, legal, title, technical and other business data concerning the Mortgaged Properties which are now or hereafter in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest, and all books, files, records, magnetic media, and other forms of recording or obtaining access to such data;

    (e) all money, documents, instruments, chattel paper, securities, accounts or general intangibles of Mortgagor arising from or by virtue of any transaction (regardless of whether such transaction occurred on or before or after the date hereof) related to the Mortgaged Properties (all of the properties, rights, and interests described in subsections (a), (b), (c ), (d), and this subsection (e) being herein sometimes collectively called the "Collateral"); and

    (f) all proceeds of the Collateral and of the Mortgaged Properties, whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, personal property or other assets including, without limitation, insurance proceeds and condemnation proceeds (the Mortgaged Properties, the Collateral and the proceeds of the Collateral being herein sometimes collectively called the "Property").

    Section 1.3.  Obligation Secured.  This Mortgage is made to secure and
                  -------------------
enforce the payment and performance of the "OBLIGATION," as defined in the Non-Recourse Loan Agreement of even date herewith between Mortgagor and Lender (the "Loan Agreement").

    Section 1.4. Future Advance Mortgage. This is a future advance mortgage
                 -------------------------
within the meaning of Act. No. 348 of Michigan Public Act of 1990.

                                   ARTICLE II

                   Representations, Warranties and Covenants
                   -----------------------------------------

    Section 2.1. Mortgagor hereby confirms each representation, warranty and covenant applicable to it contained in the Loan Agreement.

    Section 2.2  Not a Foreign Person.  Mortgagor is not a "foreign person"
                 --------------------
within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

    Section 2.3. Performance by Lender on Mortgagor's Behalf. Mortgagor agrees
                 -------------------------------------------
that, if Mortgagor fails to perform any act or to take any action which hereunder Mortgagor is required to perform or take, or to pay any money which hereunder Mortgagor is required to pay, Lender, in Mortgagor name or its own name, may, but shall not be obligated to, perform or cause to be performed such action or pay such money.

                                  ARTICLE III.

           Assignment of Rents,  Profits, Income, Contracts and Bonds
           ----------------------------------------------------------

    Section 3.1. Assignment.  Mortgagor does hereby absolutely and
                 -----------
unconditionally assign, transfer and set over to Lender all rents, income, receipts, revenues, profits, proceeds and other sums of money to be derived from the Property, including without limitation the immediate and continuing right to collect and receive all of such rents, income, receipts, revenues, profits, proceeds, and other sums of money that may now or at any time hereafter become due and payable to Mortgagor (the "Proceeds").

    Section 3.2. Effectuating Payment of Proceeds to Lender.    Independent of
                 -------------------------------------------
the foregoing provisions and authorities herein granted, and without limitation, upon the occurrence of an Event of Default, Mortgagor hereby constitutes and appoints Lender as Mortgagor's special attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Lender may from time to time prescribe) in the name, place and stead of Mortgagor to do any and every act and exercise any and every power that Mortgagor might or could do or exercise personally with respect to all Proceeds (the same having been assigned by Mortgagor to Lender pursuant to Section 3.1), giving and granting unto said attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Mortgagor might or could do if personally present. The powers and authorities herein conferred upon Lender may be exercised by Lender through any person who, at the time of the execution of the particular instrument, is an officer of Lender. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the Obligation, or any part thereof, shall remain unpaid. All persons dealing with Lender or any substitute shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by Lender that all the Obligation is fully and finally paid. Lender may, but shall not be obligated to, take such action as it deems appropriate in an effort to collect the Proceeds.

    Section 3.3. Application of Proceeds.  Proceeds received by Lender shall be
                 -----------------------
applied by Lender to the Obligation in accordance with the Loan Agreement and any excess shall be paid to Mortgagor.

                                  ARTICLE IV.

                             Remedies Upon Default
                             ---------------------

          Section 4.1  Pre-Foreclosure Remedies.  Upon the occurrence of an
                       -------------------------
"Event of Default" (as defined in the Loan Agreement) Lender may exercise any of the remedies set forth in Article VI of the Loan Agreement and is authorized, prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Property, or any part thereof, and to take possession of the Property and all books and records relating thereto, and to exercise without interference from Mortgagor any and all rights which Mortgagor has with respect to the management, possession, operation, protection or preservation of the Property. If necessary to obtain the possession provided for above, Lender may invoke any and all remedies to dispossess Mortgagor.

          Section 4.2. Foreclosure
                       ------------

          (a) Upon the occurrence of an Event of Death, this Mortgage may be foreclosed as to the Mortgaged Properties, or any part thereof, in any manner permitted by applicable law. Cumulative of the foregoing and the other provisions of this Section 4.2, Lender may commence foreclosure proceedings against the property through judicial proceedings or by advertisement, at the option of Lender, pursuant to the statutes in such case made and provided, and sell the property or to cause the same to be sold at public sale, and convey the same to the purchaser in accordance with said statutes in a single parcel or in several parcels at the option of Lender.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE, A POWER OF SALE MAY ALLOW LENDER TO TAKE THE MORTGAGED PROPERTIES AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY MORTGAGOR UNDER THIS MORTGAGE.

WARNING: THIS MORTGAGE CONTAINS A POWETR OF SALE AND UPON DEFAULT MAY BE FORECLOSED BY ADVERTISEMENT IN FORECLOSURE BY ADVERTISEMENT AND THE SALE OF THE PROPERTY IN CONNECTITON THEREWITH, NO HEARING IS REQUIRED AND THE ONLY NOTICE REQUIRED IS THE PUBLICATION OF NOTICE IN A LOCAL NEWSPAPER AND THE POSTING OF A COPY OF THE NOTICE ON THE PROPERTY.

    (b) Upon the occurrence of an Event of Default, Lender may exercise its rights of enforcement with respect to the Collateral under the Uniform Commercial Code or similar statute in force in Michigan, or in force in any other state to the extent the same is applicable law. Cumulative of the foregoing and the other provisions of this Section 4.2:

    (i) Lender may enter upon the Mortgaged Properties or otherwise upon Mortgagor's premises to take possession of, assemble and collect the Collateral or to render it unusable; and

    (ii) written notice mailed to Mortgagor as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

    (iii) in the event of a foreclosure of the liens and/or security interests evidenced hereby, the Collateral, or any part thereof, and the Mortgaged Properties, or any part thereof may, at the option of Lender, be sold, as a whole or in parts, together or separately (including, without limitation, where a portion of the Mortgaged Properties is sold, the Collateral related thereto may be sold in connection therewith); and

    (iv) should, under this subsection, the Collateral be disposed of, other than by sale, any proceeds of such disposition shall be treated under Section
4.4 as if the same were sales proceeds.

    (c) To the extent permitted by applicable law, the sale by Lender hereunder of less than the whole of the Property shall not exhaust the powers of sale herein granted or the right to judicial foreclosure, and successive sale or sales may be made until the whole of the Property shall be sold, and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the Obligation and the expense of conducting such sale, this Mortgage and the liens and security interests hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Mortgagor shall never have any right to require the sale of less than the whole of the Property. In the event any sale hereunder is not completed or is defective in the opinion of Lender, such sale shall not exhaust the powers of sale hereunder or the right to judicial foreclosure, and Lender shall have the right to cause a subsequent sale or sales to be made. Any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. Lender, acting under power of sale, may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by it (including, without limitation, the posting of notices and the conduct of sale). Any and all statements of fact or other recitals made in any deed or deeds, or other instruments of transfer, given in connection with a sale as to nonpayment of the Obligation or as to the Occurrence of any Event of Default, or as to Lender's having declared all of the Obligation to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done, shall be taken as prima facie evidence of the truth of the facts so stated and recited. With respect to any sale held in foreclosure of the liens and/or security interests covered hereby, it shall not be necessary for Lender, any public officer acting under execution or order of the court or any other party to have physically present or constructively in his/her or its possession, either at the time of or prior to such sale, the Property or any part thereof.

    Section 4.3.  Receiver.  In addition to all other remedies herein
                  ---------
provided for, Mortgagor agrees that upon the occurrence of an Event of Default, Lender shall be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the Obligation, and Mortgagor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Lender, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of the Lender under Article III. Nothing herein is to be construed to deprive Lender of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed.


    Section 4.4. Proceeds of Foreclosure.  The proceeds of any sale held in
                 ------------------------
foreclosure of the liens and/or security interests evidenced hereby shall be applied by Lender to the Obligation in accordance with the Loan Agreement and any excess shall be paid to Mortgagor.

    Section 4.5. Lender as Purchaser.  Lender shall have the right to become the
                 --------------------
purchaser at any sale held in foreclosure of the liens and/or security interests evidenced hereby, and shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the Obligation.

    Section 4.6. Foreclosure as to Matured Debt.  Upon the occurrence of an
                 -------------------------------
Event of Default, Lender shall have the right to proceed with foreclosure of the liens and/or security interests evidenced hereby without declaring the entire Obligation due, and in such event, any such foreclosure sale may be made subject to the unmatured part of the Obligation and shall not in any manner affect the unmatured part of the Obligation, but as to such unmatured part, this Mortgage shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 4.4.

    Section 4.7. Remedies Cumulative.  All remedies herein provided for are
                 --------------------
cumulative of each other and of all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other Loan Document, and Lender shall, in addition to the remedies herein provided, be entitled to avail itself of all such other remedies as may now or hereafter exist at law or in equity for the collection of the Obligation and the enforcement of the covenants herein and the foreclosure of the liens and/or security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other Loan Document or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

    Section 4.8. Lender's Discretion as to Security.  Lender may resort to any
                 -----------------------------------
security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the Obligation, in whole or in part, and in such portions and in such order as may seem best to Lender in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

    Section 4.9. Mortgagor's Waiver of Certain Rights. To the full extent
                 ------------------------------------
Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for Mortgagor, Mortgagor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of appraisement, valuation, stay of execution, redemption, notice of intention to mature or declare due the whole of the Obligation, notice of election to mature or declare due the whole of the Obligation and all rights to a marshaling of assets of mortgagor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. To the extent permitted by applicable law, Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Lender under the terms of this Mortgage to a sale of the Property for the collection of the Obligation without any prior or different resort for collection, or the right of Lender under the terms of this Mortgage to the payment of the Obligation out of the proceeds of sale of the Property in preference to every other claimant whatever. If any law referred to in this
Section 4.9 and now in force, of which Mortgagor or Mortgagor's successors or assigns or any other persons claiming any interest in the Mortgaged Properties or the Collateral might take advantage despite this Section 4.9, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section 4.9.

                                   ARTICLE V.

                                 Miscellaneous
                                 -------------

    Section 5.1. Scope of Mortgage.  This Mortgage is a mortgage of both real
                 ------------------
and personal property, a security agreement, a financing statement and an assignment, and also covers proceeds and fixtures.

    Section 5.2. Effective as a Financial Statement.  This Mortgage shall be
                 -----------------------------------
effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property. This Mortgage is to be filed for record in the real estate records of each county where any part of the Mortgaged Properties is situated, and may also be filed in the offices of the Bureau of Land Management or the Minerals Management Service or any similar Michigan state agency (or any successor agencies). This Mortgage shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Mortgagor is the address of Mortgagor as set forth at the end of this Mortgage and the address of Lender from which information concerning the security interests hereunder may be obtained is the address of Lender set forth at the end of this Mortgage.

    Section 5.3  Reproduction of Mortgage as a Financing Statement.  A carbon,
                 --------------------------------------------------
photographic, facsimile or other reproduction of this Mortgage or of any financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in Section 5.2.

    Section 5.4  Notice to Account Debtors.  In addition to, but without
                 --------------------------
limitation of, the rights granted in Article III, Lender may at any time when an Event of Default exists notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Lender directly.



    Section 5.5. Waiver by Lender.  Lender may at any time and from time to time
                 -----------------
in writing waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing, or consent to Mortgagor's doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor's failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing, or release any part of the Property or any interest therein or any Proceeds from the lien and security interest of this Mortgage, or release any party liable, either directly or indirectly, for the Obligation or for any covenant herein or in any other Loan Document, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights or powers of Lender hereunder except to the extent specifically agreed to by Lender in such writing.

    Section 5.6. No Impairment of Security.  The lien, security interest and
                 --------------------------
other security rights of Lender hereunder shall not be impaired by any indulgence, moratorium or release granted by Lender including, BUT NOT limited to, any renewal, extension or modification which Lender may grant with respect to any indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant in respect of the Property (including without limitation Proceeds), or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any indebtedness.

    Section 5.7. Acts Not Constituting Waiver by Lender.  Lender may waive any
                 ---------------------------------------
default without waiving any other prior or subsequent default. Lender may remedy any default without waiving the default remedied. Neither failure by Lender to exercise, nor delay by Lender in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Lender of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance by Lender of any payment in an amount less than the amount then due on the Obligation shall be deemed an acceptance on account only and shall not in any way excuse the existence of an Event of Default.

    Section 5.8. Mortgagor's Successors.  In the event the ownership of the
                 -----------------------
Property or any part thereof becomes vested in a person other than Mortgagor, Lender may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage and to the Obligation in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor's liability hereunder or for the payment of the Obligation or performance of the obligations secured hereby. No transfer of the Property, no forbearance on the part of Lender, and no extension of the time for the payment of the Obligation given by Lender shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Mortgagor hereunder or for the payment of the Obligation secured hereby or the liability of any other person hereunder or for the payment of the Obligation.

    Section 5.9.   Compliance With Usury Laws.  It is the intent of Mortgagor,
                   ---------------------------
Lender and all other parties to the Loan Documents to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect.

    Section 5.10.  Release of Mortgage.  If all of the Obligation be paid as the
                   --------------------
same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed and Lender shall have no further obligation to provide credit or advance funds to Mortgagor (or other obligor with respect to other debt) secured hereby, then, Lender shall, at Mortgagor's request, release this mortgage.

    Section 5.11. Notices.  All notices, requests, consents, demands and other
                  --------
communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by telecopy, by delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, (b) in the case of telecopy, upon receipt, and (c) in the case of registered or certified United States mail, three days after deposit in the mail. Notwithstanding the foregoing, or anything else in the Loan Documents which may appear to the contrary, any notice given in connection with a foreclosure of the liens and/or security interests created hereunder, or otherwise in connection with the exercise by Lender of its rights hereunder or under any other Loan Document, which is given in a manner permitted by applicable law shall constitute proper notice; without limitation of the foregoing, notice given in a form required or permitted by statute shall (as to the portion of the Property to which such statute is applicable) constitute proper notice.

    Section 5.12  Invalidity of Certain Provisions.  A determination that any
                  ---------------------------------
provision of this mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforeceability or validity of such provision as it may apply to other persons or circumstances.

    Section 5.13  Gender Titles.  Within this Mortgage, words of any gender
                  --------------
shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions.

    Section 5.14. Counterparts.  This Mortgage may be executed in several
                  -------------
counterparts all of which are identical. All of such counterparts together shall constitute one and the same instrument.

    Section 5.15. Successors and Assigns. The terms, provisions covenants
                  ----------------------
representations and conditions hereof shall be binding upon Mortgagor, and the successors and assigns of Mortgagor and shall inure to the benefit of Lender and its successors and assigns and shall constitute covenants running with the Mortgaged Properties. All references in this Mortgage to Mortgagor or Lender shall be deemed to include all such successors and assigns.

    SECTION 5.16. FINAL AGREEMENT OF THE PARTIES.  THE WRITTEN LOAN DOCUMENTS
                  -------------------------------
REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    SECTION 5.17. CHOICE OF LAW.  THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED
                  --------------
IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF MICHIGAN APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA.

    Section 5.18. No Merger.  If both the lessor's and lessee's estates under
                  ----------
any lease or any portion thereof which constitutes a part of the Mortgaged Properties shall at any time become vested in one owner, this instrument and the lien and security interest created hereby shall not be destroyed or terminated by application of the doctrine of merger and, in such event, Lender shall continue to have and enjoy all of the rights and privileges of Lender as to the separate estates. In addition, upon the foreclosure of the lien and security interest created by this instrument on the Mortgaged Properties pursuant to the provisions hereof, any leases or subleases then existing and created by Mortgagor shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Lender or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of Lender or any such purchaser shall constitute a termination of any lease or sublease unless Lender or such purchaser shall give written notice thereof to such tenant or subtenant. In addition, no interest held or acquired by Lender under this instrument shall ever be deemed to merge with or into any other interest held or acquired by Lender in the lands, properties or interests comprising the Mortgaged Properties.

    Section 5.19.  Non-Recourse Obligation.  Specific reference is made to
                   ------------------------
Section 7.20 of the Loan Agreement for provisions governing the non-recourse nature of the Obligation.

IN WITNESS WHEREOF, this instrument is executed by Mortgagor.

WITNESSES:                             MICHIGAN PRODUCTION COMPANY, L.L.C.

/S/ R.G. LESTER                        /S/ MICHAEL V. RONCA, MANAGER
/S/ PAMELA VANSTAVERN                  /S/ ROBERT L. ZORICH, MANAGER
/S/ ROBERT ECKERT, JR.
/S/ BRONIA E. KOCH


The address of Lender is:              The address of the Mortgagor is:

West Shore Processing Company L.L.C.   MICHIGAN PRODUCTION COMPANY, L.L.C.
5613 DTC Parkway Suite 400             c/o Tenneco Ventures Corporation
Englewood, Colorado 80111              1100 Louisiana Street, Suite 1543

Telephone: (303)290-8700               Houston, TX  77002
Facsimile: (303)290-8769               Telephone:  (713)757-3698
Attention: Randy S. Nickerson          Facsimile:  (713)757-8314
                                       Attention:  Rick Lester


This instrument prepared by:

Porter & Hedges, L.L.P.
700 Louisiana Street, 35/th/ Floor
Houston, TX  77002

STATE OF TEXAS

COUNTY OF HARRIS

    The foregoing instrument was acknowledged before me on this 22/nd/ day of October, 1996, by MICHAEL V. RONCA, Manager of Michigan Production Company, L.L.C., a Michigan limited liability company, on behalf of said company.

    (STAMP OF JUDY WILLIS)          /S/ JUDY WILLIS
    NOTARY PUBLIC, STATE OF TEXAS   NOTARY PUBLIC, STATE OF TEXAS
    COMMISSION EXPIRES 05-24-97

My commission expires:

05/24/97

STATE OF TEXAS

COUNTY OF HARRIS

    The foregoing instrument was acknowledged before me on this 22/nd/ day of October, 1996, by ROBERT L. ZORICH, Manager of Michigan Production Company, L.L.C., a Michigan limited liability company, on behalf of said company.

(STAMP OF KIM RUTHERFORD)    /S/ KIM RUTHERFORD
                                            NOTARY PUBLICE, STATE OF TEXAS
MY COMMISSION EXPIRES
September 3, 2000

                                   EXHIBIT A

                  to Mortgage, Assignment, Security Agreement
               and Financing Statement dated October 1, 1996 from Michigan Production Company, L.L.C., Mortgagor to
                   West Shore Processing Company, LLC, Lender

                  Mason and Oceana Counties, State of Michigan


  TABLE ATTACHED LISTING GRANTOR, GRANTEE, DATE, COUNTY, PROPERTY DESCRIPTION,
                                 LIBER AND PAGE